SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                         ___________________

                              FORM 8-K

                           CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

 Date of report (Date of earliest event reported):  June 15, 2006

                      United Mortgage Trust
      (Exact Name of Registrant as Specified in its Charter)

                             Maryland
           (State or Other Jurisdiction of Incorporation)

         000-32409				75-6493585
(Commission File Number)	(I.R.S. Employer Identification Number)

                  5740 Prospect Avenue, Suite 1000
                         Dallas, TX 75206
        (Address of Principal Executive Office) (Zip Code)

                         (214) 237-9305
        (Registrant's Telephone Number, Including Area Code)

                                 N/A

    (Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to Simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17
CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))




ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 15, 2006, the Company entered into the Third Amendment of the Loan Agreement between the Company and Texas Capital bank, N.A. dated November 8, 2004 with the purpose of increasing the Company's borrowing base limit to $25 million.

The foregoing is qualified in its entirety by reference to the full text of the Third Amendment to the Loan Agreement and Note attached as an exhibit hereto and incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.                   Description
-----------    -------------------------------------------------
10.1           Third Amendment of Loan Agreement
10.2		   Revolving Credit Promissory Note
10.3	         Amended and Restated Guaranty Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					    UNITED MORTGAGE TRUST

June 21, 2006                            /S/Christine A. Griffin
                                         ------------------------
                                          Christine A. Griffin
                                          President